                                FOREIGN FUND INC.
                             AUSTRALIA INDEX SERIES
                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1996
                                   (UNAUDITED)

ASSETS
     Investments, at value (cost - $9,846,879) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $10,024,125
     Cash (including foreign currency of $57,435 with a cost of $57,455) . . . . . . . . . . . . . . . . . .       63,410
     Dividends receivable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       47,818
     Interest receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          870
     Unamortized organization cost . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      102,686
     Prepaid expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,011
                                                                                                              -----------
          Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10,241,920
                                                                                                              -----------

LIABILITIES
     Administration fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,635
     Distribution fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,404
     Advisory fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,597
     Custody fee payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5,882
     Accrued expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       13,472
     Deferred organization cost payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       79,924
                                                                                                              -----------
          Total liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      105,914
                                                                                                              -----------

NET ASSETS
     Capital stock, $0.001 par value (127.8 million shares of common stock authorized) . . . . . . . . . . .        1,000
     Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9,964,137
     Accumulated net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4,951
     Accumulated net realized loss on investments and foreign currency related transactions. . . . . . . . .      (11,183)
     Net unrealized appreciation in value of investments and translation of other assets and liabilities
       denominated in foreign currency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      177,101
                                                                                                              -----------
          Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $10,136,006
                                                                                                              -----------
                                                                                                              -----------

     Shares of common stock issued and outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,000,030
                                                                                                              -----------
     Net Asset Value Per Share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $10.14
                                                                                                              -----------
                                                                                                              -----------

                                FOREIGN FUND INC.
                              AUSTRIA INDEX SERIES
                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1996
                                   (Unaudited)

ASSETS
     Investments, at value (cost - $3,243,398) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $2,993,733
     Cash (including foreign currency of $1,350 with a cost of $1,361) . . . . . . . . . . . . . . . . . . .       33,999
     Dividends receivable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11,767
     Interest receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          625
     Unamortized organization cost . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       76,336
     Prepaid expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,167
                                                                                                               ----------
          Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3,118,627
                                                                                                               ----------

LIABILITIES
     Administration fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          665
     Distribution fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          978
     Advisory fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,056
     Custody fee payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,433
     Accrued expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       10,298
     Deferred organization cost payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       58,547
                                                                                                               ----------
          Total liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       74,977
                                                                                                               ----------

NET ASSETS
     Capital stock, $0.001 par value (19.8 million shares of common stock authorized). . . . . . . . . . . .          300
     Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4,385,452
     Accumulated net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5,278
     Accumulated net realized loss on investments and foreign currency related transactions. . . . . . . . .   (1,097,674)
     Net unrealized depreciation in value of investments and translation of other assets and liabilities
       denominated in foreign currency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (249,706)
                                                                                                               ----------
          Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $3,043,650
                                                                                                               ----------
                                                                                                               ----------

     Shares of common stock issued and outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      300,030
                                                                                                               ----------
     Net Asset Value Per Share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $10.14
                                                                                                               ----------
                                                                                                               ----------

                                FOREIGN FUND INC.
                              BELGIUM INDEX SERIES
                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1996
                                   (Unaudited)

ASSETS
     Investments, at value (Cost - $1,745,052) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $1,789,783
     Cash (including foreign currency of $989 with a cost of $996) . . . . . . . . . . . . . . . . . . . . .        7,863
     Dividends receivable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,897
     Interest receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           21
     Unamortized organization cost . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       33,401
     Prepaid expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          853
                                                                                                               ----------
          Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,835,818
                                                                                                               ----------

LIABILITIES
     Advisory fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          401
     Distribution fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          371
     Custody fee payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,175
     Administration fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           12
     Accrued expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,383
     Deferred organization cost payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       23,341
                                                                                                               ----------
          Total liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       29,683
                                                                                                               ----------

NET ASSETS
     Capital stock, $0.001 par value (136.2 million shares of common stock authorized) . . . . . . . . . . .          120
     Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,775,527
     Accumulated net investment loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (8,888)
     Accumulated net realized loss on investments and foreign currency related transactions. . . . . . . . .       (5,340)
     Net unrealized appreciation in value of investments and translation of other assets and liabilities
       denominated in foreign currency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       44,716
                                                                                                               ----------
          Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $1,806,135
                                                                                                               ----------
                                                                                                               ----------

     Shares of common stock issued and outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      120,030
                                                                                                               ----------
     Net Asset Value Per Share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $15.05
                                                                                                               ----------
                                                                                                               ----------

                                FOREIGN FUND INC.
                               CANADA INDEX SERIES
                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1996
                                   (Unaudited)

ASSETS
     Investments, at value (cost - $13,650,334). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $14,208,739
     Cash (including foreign currency of $7,248 with a cost of $7,210) . . . . . . . . . . . . . . . . . . .       89,282
     Dividends receivable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       40,674
     Interest receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          236
     Unamortized organization cost . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       72,573
     Prepaid expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,029
                                                                                                              -----------
          Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14,413,533
                                                                                                              -----------

LIABILITIES
     Administration fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,963
     Distribution fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,887
     Advisory fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,118
     Custody fee payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5,600
     Accrued expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       17,247
     Deferred organization cost payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       55,505
                                                                                                              -----------
          Total liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       86,320
                                                                                                              -----------

NET ASSETS
     Capital stock, $0.001 par value (340.2 million shares of common stock authorized) . . . . . . . . . . .        1,300
     Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13,743,951
     Accumulated net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       23,306
     Accumulated net realized gain on investments and foreign currency related transactions. . . . . . . . .           64
     Net unrealized appreciation in value of investments and translation of other assets and liabilities
       denominated in foreign currency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      558,592
                                                                                                              -----------
          Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $14,327,213
                                                                                                              -----------
                                                                                                              -----------

     Shares of common stock issued and outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,300,030
                                                                                                              -----------
     Net Asset Value Per Share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $11.02
                                                                                                              -----------
                                                                                                              -----------

                                FOREIGN FUND INC.
                               FRANCE INDEX SERIES
                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1996
                                   (Unaudited)

ASSETS
     Investments, at value (cost - $7,566,327) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $7,936,398
     Cash (including foreign currency of $1,498 with a cost of $1,522) . . . . . . . . . . . . . . . . . . .       30,369
     Dividends receivable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       71,518
     Interest receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          952
     Receivable for securities sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2,646,684
     Receivable for Fund shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2,547,524
     Purchase fee receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4,200
     Unamortized organization cost . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      198,803
     Prepaid expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        6,375
                                                                                                               ----------
          Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13,442,823
                                                                                                               ----------

LIABILITIES
     Payable for fund share redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2,675,094
     Payable for securities purchased. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2,499,217
     Administration fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,190
     Advisory fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,478
     Distribution fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,220
     Custody fee payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       13,888
     Accrued expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       21,395
     Deferred organization cost payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      154,151
                                                                                                               ----------
          Total liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5,372,633
                                                                                                               ----------

NET ASSETS
     Capital stock, $0.001 par value (340.2 million shares of common stock authorized) . . . . . . . . . . .          601
     Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7,314,095
     Accumulated net investment loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (4,741)
     Accumulated net realized gain on investments and foreign currency related transactions. . . . . . . . .      390,438
     Net unrealized appreciation in value of investments and translation of other assets and liabilities
       denominated in foreign currency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      369,797
                                                                                                               ----------
          Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $8,070,190
                                                                                                               ----------
                                                                                                               ----------

     Shares of common stock issued and outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      601,000
                                                                                                               ----------
     Net Asset Value Per Share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $13.43
                                                                                                               ----------
                                                                                                               ----------

                                FOREIGN FUND INC.
                              GERMANY INDEX SERIES
                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1996
                                   (Unaudited)

ASSETS
     Investments, at value (cost - $16,354,790). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $16,436,514
     Cash (including foreign currency of $3,150 with a cost of $3,234) . . . . . . . . . . . . . . . . . . .       41,801
     Dividends receivable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        9,241
     Interest receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,432
     Unamortized organization cost . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      188,859
     Prepaid expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5,997
                                                                                                              -----------
          Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16,683,844
                                                                                                              -----------

LIABILITIES
     Administration fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,197
     Distribution fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4,701
     Advisory fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5,077
     Custody fee payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11,582
     Accrued expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       25,908
     Deferred organization cost payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      147,648
                                                                                                              -----------
          Total liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      198,113
                                                                                                              -----------

NET ASSETS
     Capital stock, $0.001 par value (382.2 million shares of common stock authorized) . . . . . . . . . . .        1,201
     Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16,117,814
     Accumulated net investment loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (2,666)
     Accumulated net realized gain on investments and foreign currency related transactions. . . . . . . . .      287,849
     Net unrealized appreciation in value of investments and translation of other assets and liabilities
       denominated in foreign currency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       81,533
                                                                                                              -----------
          Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $16,485,731
                                                                                                              -----------
                                                                                                              -----------

     Shares of common stock issued and outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,201,000
                                                                                                              -----------
     Net Asset Value Per Share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $13.73
                                                                                                              -----------
                                                                                                              -----------

                                FOREIGN FUND INC.
                             HONG KONG INDEX SERIES
                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1996
                                   (UNAUDITED)

ASSETS
     Investments, at value (cost - $7,867,474) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $8,310,903
     Cash (including foreign currency of $21,756 with a cost of $21,757) . . . . . . . . . . . . . . . . . .       22,422
     Dividends receivable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       10,999
     Interest receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          349
     Unamortized organization cost . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       52,767
     Prepaid expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,504
                                                                                                               ----------
          Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8,398,944
                                                                                                               ----------

LIABILITIES
     Administration fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,117
     Distribution fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,643
     Advisory fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,775
     Custody fee payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4,179
     Accrued expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       10,705
     Deferred organization cost payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       39,237
                                                                                                               ----------
          Total liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       58,656
                                                                                                               ----------

NET ASSETS
     Capital stock, $0.001 par value (191.4 million shares of common stock authorized) . . . . . . . . . . .          601
     Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7,897,650
     Accumulated net investment loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (1,389)
     Accumulated net realized ain on investments and foreign currency related transactions . . . . . . . . .            0
     Net unrealized appreciation in value of investments and translation of other assets and liabilities
       denominated in foreign currency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      443,426
                                                                                                               ----------
          Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $8,340,288
                                                                                                               ----------
                                                                                                               ----------

     Shares of common stock issued and outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      601,000
                                                                                                               ----------
     Net Asset Value Per Share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $13.88
                                                                                                               ----------
                                                                                                               ----------

                                FOREIGN FUND INC.
                               ITALY INDEX SERIES
                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1996
                                   (Unaudited)

ASSETS
     Investments, at value (cost - $25,952,115). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $26,188,586
     Cash (including foreign currency of $1,147 with a cost of $1,157) . . . . . . . . . . . . . . . . . . .      207,663
     Interest receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,342
     Unamortized organization cost . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      100,188
     Prepaid expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,907
                                                                                                              -----------
          Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26,502,686
                                                                                                              -----------

LIABILITIES
     Administration fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,986
     Distribution fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5,861
     Advisory fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        6,330
     Custody fee payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       18,952
     Accrued expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       29,081
     Deferred organization cost payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        7,941
                                                                                                              -----------
          Total liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       72,151
                                                                                                              -----------

NET ASSETS
     Capital stock, $0.001 par value (63.6 million shares of common stock authorized). . . . . . . . . . . .        1,800
     Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26,654,863
     Accumulated net investment loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (65,811)
     Accumulated net realized loss on investments and foreign currency related transactions. . . . . . . . .     (396,778)
     Net unrealized appreciation in value of investments and translation of other assets and liabilities
       denominated in foreign currency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      236,461
                                                                                                              -----------
          Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $26,430,535
                                                                                                              -----------
                                                                                                              -----------

     Shares of common stock issued and outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,800,030
                                                                                                              -----------
     Net Asset Value Per Share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $14.68
                                                                                                              -----------
                                                                                                              -----------

                                FOREIGN FUND INC.
                               JAPAN INDEX SERIES
                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1996
                                   (UNAUDITED)

ASSETS
     Investments, at value (cost - $111,377,119) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $106,140,645
     Cash (including foreign currency of $41,221 with a cost of $41,936) . . . . . . . . . . . . . . . . . .      220,716
     Dividends receivable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      243,096
     Interest receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,569
     Unamortized organization cost . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      416,687
     Prepaid expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       13,707
                                                                                                             ------------
          Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  107,038,420
                                                                                                             ------------

LIABILITIES
     Administration fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       14,556
     Distribution fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       21,406
     Advisory fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       23,119
     Custody fee payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       13,138
     Accrued expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      126,874
     Deferred organization cost payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       34,930
                                                                                                             ------------
          Total liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      234,023
                                                                                                             ------------

NET ASSETS
     Capital stock, $0.001 par value (2,124.6 million shares of common stock authorized) . . . . . . . . . .        7,201
     Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  111,901,662
     Accumulated net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      138,072
     Accumulated net realized loss on investments and foreign currency related transactions. . . . . . . . .       (2,715)
     Net unrealized depreciation in value of investments and translation of other assets and liabilities
       denominated in foreign currency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   (5,239,823)
                                                                                                             ------------
          Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $106,804,397
                                                                                                             ------------
                                                                                                             ------------

     Shares of common stock issued and outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7,201,000
                                                                                                             ------------
     Net Asset Value Per Share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $14.83
                                                                                                             ------------
                                                                                                             ------------

                                FOREIGN FUND INC.
                              MALAYSIA INDEX SERIES
                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1996
                                   (UNAUDITED)

ASSETS
     Investments, at value (cost - $10,225,907). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $10,412,807
     Cash (including foreign currency of $9,904 with a cost of $9,935) . . . . . . . . . . . . . . . . . . .       52,018
     Dividends receivable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11,785
     Interest receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          171
     Receivable for Fund shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,051,427
     Unamortized organization cost . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       55,948
     Prepaid expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,531
                                                                                                              -----------
          Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11,585,687
                                                                                                              -----------

LIABILITIES
     Payable for securities purchased. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,035,732
     Administration fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,319
     Distribution fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,939
     Advisory fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,095
     Custody fee payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       25,783
     Accrued expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       13,248
     Deferred organization cost payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       42,153
                                                                                                              -----------
          Total liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,122,269
                                                                                                              -----------

NET ASSETS
     Capital stock, $0.001 par value (127.8 million shares of common stock authorized) . . . . . . . . . . .          750
     Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10,272,345
     Accumulated net investment  income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,521
     Accumulated net realized loss on investments and foreign currency related transactions. . . . . . . . .          (31)
     Net unrealized appreciation in value of investments and translation of other assets and liabilities
       denominated in foreign currency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      186,833
                                                                                                              -----------
          Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $10,463,418
                                                                                                              -----------
                                                                                                              -----------

     Shares of common stock issued and outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      750,030
                                                                                                              -----------
     Net Asset Value Per Share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $13.95
                                                                                                              -----------
                                                                                                              -----------


                                FOREIGN FUND INC.
                               MEXICO INDEX SERIES
                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1996
                                   (Unaudited)

ASSETS
     Investments, at value (cost - $6,191,512) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $6,797,349
     Cash (including foreign currency of $79 with a cost of $78) . . . . . . . . . . . . . . . . . . . . . .      135,213
     Interest receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          490
     Unamortized organization cost . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       56,520
     Prepaid expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,581
                                                                                                               ----------
          Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6,991,153
                                                                                                               ----------

LIABILITIES
     Administration fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          922
     Distribution fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,356
     Advisory fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,465
     Custody fee payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        7,889
     Accrued expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        7,988
     Deferred organization cost payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4,392
                                                                                                               ----------
          Total liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       24,012
                                                                                                               ----------

NET ASSETS
     Capital stock, $0.001 par value (255 million shares of common stock authorized) . . . . . . . . . . . .          600
     Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6,364,988
     Accumulated net investment loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (4,284)
     Accumulated net realized gain on investments and foreign currency related transactions. . . . . . . . .            0
     Net unrealized appreciation in value of investments and translation of other assets and liabilities
       denominated in foreign currency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      605,837
                                                                                                               ----------
          Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $6,967,141
                                                                                                               ----------
                                                                                                               ----------

     Shares of common stock issued and outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      600,030
                                                                                                               ----------
     Net Asset Value Per Share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $11.61
                                                                                                               ----------
                                                                                                               ----------

                                FOREIGN FUND INC.
                            NETHERLANDS INDEX SERIES
                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1996
                                   (Unaudited)

ASSETS
     Investments, at value (cost - $6,369,828) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $6,885,901
     Cash (including foreign currency of $58,969 with a cost of $59,506) . . . . . . . . . . . . . . . . . .      204,865
     Dividends receivable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11,084
     Interest receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,240
     Unamortized organization cost . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       47,365
     Prepaid expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,219
                                                                                                               ----------
          Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7,151,674
                                                                                                               ----------

LIABILITIES
     Distribution fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,443
     Advisory fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,558
     Administration fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          981
     Custody fee payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,669
     Accrued expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        7,784
     Deferred organization cost payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,682
                                                                                                               ----------
          Total liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       18,117
                                                                                                               ----------

NET ASSETS
     Capital stock, $0.001 par value (255 million shares of common stock authorized) . . . . . . . . . . . .          401
     Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6,594,813
     Accumulated net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       25,822
     Accumulated net realized loss on investments and foreign currency related transaction . . . . . . . . .       (2,807)
     Net unrealized appreciation in value of investments and translation of other assets and liabilities
       denominated in foreign currency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      515,328
                                                                                                               ----------
          Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $7,133,557
                                                                                                               ----------
                                                                                                               ----------

     Shares of common stock issued and outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      401,000
                                                                                                               ----------
     Net Asset Value Per Share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $17.79
                                                                                                               ----------
                                                                                                               ----------

                                FOREIGN FUND INC.
                             SINGAPORE INDEX SERIES
                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1996
                                   (Unaudited)

ASSETS
     Investments, at value (cost - $9,448,905) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $8,951,779
     Cash (including foreign currency of $133,822 with a cost of $133,306) . . . . . . . . . . . . . . . . .      151,821
     Dividends receivable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,468
     Interest receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          156
     Receivable from Advisor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,532
     Unamortized organization cost . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       66,420
     Prepaid expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,856
                                                                                                               ----------
          Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9,177,032
                                                                                                               ----------

LIABILITIES
     Administration fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,263
     Distribution fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,858
     Advisory fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,007
     Custody fee payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       22,724
     Accrued expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       14,712
     Deferred organization cost payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        7,003
                                                                                                               ----------
          Total liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       49,567
                                                                                                               ----------

NET ASSETS
     Capital stock, $0.001 par value (191.4 million shares of common stock authorized) . . . . . . . . . . .          800
     Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9,703,783
     Accumulated net investment loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (2,552)
     Accumulated net realized loss on investments and foreign currency related transactions. . . . . . . . .      (77,963)
     Net unrealized depreciation in value of investments and translation of other assets and liabilities
       denominated in foreign currency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (496,603)
                                                                                                               ----------
          Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $9,127,465
                                                                                                               ----------
                                                                                                               ----------

     Shares of common stock issued and outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      800,030
                                                                                                               ----------
     Net Asset Value Per Share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $11.41
                                                                                                               ----------
                                                                                                               ----------


                                FOREIGN FUND INC.
                               SPAIN INDEX SERIES
                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1996
                                   (Unaudited)

ASSETS
     Investments, at value (cost - $3,977,139) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $4,237,927
     Cash (including foreign currency of $56,288 with a cost of $57,310) . . . . . . . . . . . . . . . . . .       95,515
     Dividends receivable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,514
     Interest receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          413
     Unamortized organization cost . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       82,843
     Prepaid expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,521
                                                                                                               ----------
          Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4,422,733
                                                                                                               ----------

LIABILITIES
     Distribution fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          871
     Advisory fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          940
     Custody fee payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       10,963
     Stamp tax payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          230
     Accrued expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        7,695
     Deferred organization cost payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       62,874
                                                                                                               ----------
          Total liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       83,573
                                                                                                               ----------

NET ASSETS
     Capital stock, $0.001 par value (127.8 million shares of common stock authorized) . . . . . . . . . . .          300
     Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4,076,622
     Accumulated net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,355
     Accumulated net realized gain on investments and foreign currency related transactions. . . . . . . . .          156
     Net unrealized appreciation in value of investments and translation of other assets and liabilities
       denominated in foreign currency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      259,727
                                                                                                               ----------
          Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $4,339,160
                                                                                                               ----------
                                                                                                               ----------

     Shares of common stock issued and outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      300,030
                                                                                                               ----------
     Net Asset Value Per Share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $14.46
                                                                                                               ----------
                                                                                                               ----------

                                FOREIGN FUND INC.
                               SWEDEN INDEX SERIES
                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1996
                                   (Unaudited)

ASSETS
     Investments, at value (cost - $4,052,983) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $4,522,119
     Cash (including foreign currency of $2,417 with a cost of $2,383) . . . . . . . . . . . . . . . . . . .       45,007
     Interest receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          340
     Unamortized organization cost . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       53,977
     Prepaid expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,066
                                                                                                               ----------
          Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4,623,509
                                                                                                               ----------

LIABILITIES
     Administration fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          210
     Distribution fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          917
     Advisory fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          990
     Custody fee payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          799
     Accrued expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        7,310
     Deferred organization cost payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       39,791
                                                                                                               ----------
          Total liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       50,017
                                                                                                               ----------

NET ASSETS
     Capital stock, $0.001 par value (63.6 million shares of common stock authorized). . . . . . . . . . . .          300
     Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4,125,250
     Accumulated net investment loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (20,840)
     Accumulated net realized loss on investments and foreign currency related transactions. . . . . . . . .       32,380
     Net unrealized appreciation in value of investments and translation of other assets and liabilities
       denominated in foreign currency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      469,170
                                                                                                               ----------
          Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $4,573,492
                                                                                                               ----------
                                                                                                               ----------

     Shares of common stock issued and outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      300,030
                                                                                                               ----------
     Net Asset Value Per Share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        15.24
                                                                                                               ----------
                                                                                                               ----------

                                FOREIGN FUND INC.
                            SWITZERLAND INDEX SERIES
                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30,  1996
                                   (Unaudited)

ASSETS
     Investments, at value (cost - $5,985,680) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $5,897,497
     Cash (including foreign currency of $18,212 with a cost of $19,037) . . . . . . . . . . . . . . . . . .       48,157
     Dividends receivable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       14,991
     Interest receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          203
     Unamortized organization cost . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      123,071
     Prepaid expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,830
                                                                                                               ----------
          Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6,087,749
                                                                                                               ----------

LIABILITIES
     Distribution fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,238
     Custody fee payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,546
     Advisory fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,337
     Accrued expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11,696
     Deferred organization cost payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       95,042
                                                                                                               ----------
          Total liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      112,859
                                                                                                               ----------

NET ASSETS
     Capital stock, $0.001 par value (318.625 million shares of common stock authorized) . . . . . . . . . .          501
     Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6,099,525
     Accumulated net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           97
     Accumulated net realized loss on investments and foreign currency related transactions. . . . . . . . .      (36,109)
     Net unrealized depreciation in value of investments and translation of other assets and liabilities
       denominated in foreign currency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (89,124)
                                                                                                               ----------
          Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $5,974,890
                                                                                                               ----------
                                                                                                               ----------

     Shares of common stock issued and outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      501,000
                                                                                                               ----------
     Net Asset Value Per Share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $11.93
                                                                                                               ----------
                                                                                                               ----------

                                FOREIGN FUND INC.
                           UNITED KINGDOM INDEX SERIES
                       STATEMENT OF ASSETS AND LIABILITIES
                                SEPTEMBER 30,1996
                                   (Unaudited)

ASSETS
     Investments, at value (cost - $14,787,796). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $15,975,951
     Cash (including foreign currency of $33,136 with a cost of $33,057) . . . . . . . . . . . . . . . . . .      154,668
     Dividends receivable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      130,125
     Interest receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          238
     Unamortized organization cost . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      118,635
     Prepaid expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4,817
                                                                                                              -----------
          Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16,384,434
                                                                                                              -----------

LIABILITIES
     Administation fee payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,972
     Distribution fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,285
     Advisory fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,548
     Custody fee payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        7,327
     Accrued expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       25,539
     Loan payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      105,000
     Interest payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          663
     Deferred organization cost payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       91,494
                                                                                                              -----------
          Total liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      238,828
                                                                                                              -----------

NET ASSETS
     Capital stock, $0.001 par value (934.2 million shares of common stock authorized) . . . . . . . . . . .        1,201
     Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14,941,861
     Accumulated net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4,703
     Accumulated net realized gain on investments and foreign currency related transactions. . . . . . . . .        8,500
     Net unrealized appreciation in value of investments and translation of other assets and liabilities
       denominated in foreign currency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,189,341
                                                                                                              -----------
          Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $16,145,606
                                                                                                              -----------
                                                                                                              -----------

     Shares of common stock issued and outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,201,000
                                                                                                              -----------
     Net Asset Value Per Share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $13.44
                                                                                                              -----------
                                                                                                              -----------